                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 28, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

         NEVADA                        000-50944                  84-1565820
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)         IRS Employer
    of incorporation)                                        Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (856) [767-5661]
                                 --------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.


      On May 28, 2008, the Global Resource Corporation (the "Company") expended Six Hundred Fifty Thousand Dollars ($650,000) as part of a process to obtain a controlling interest in a venture. The purpose of the venture is to acquire a controlling interest in a company that can produce synergistic applications with the use of certain aspects of the Company's microwave technology.

      Definitive agreements with respect to the venture are still being negotiated.


      --------------------------------------------------------------------

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Global Resource Corporation


Date June 4, 2008                       /s/ Frank G. Pringle
                                        -------------------------------
                                        Frank G. Pringle
                                        President